AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 2001

                                                      REGISTRATION NO. 333-05685
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       ---------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-6

                       ---------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                       ---------------------------------

A. EXACT NAME OF TRUST:

                          EQUITY PARTICIPATION SERIES
                               LOW FIVE PORTFOLIO
                              DEFINED ASSET FUNDS

B. NAMES OF DEPOSITORS:

                   MERRILL LYNCH, PIERCE, FENNER & SMITH INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                              DEFINED ASSET FUNDS
                              POST OFFICE BOX 9051
                            PRINCETON, NJ 08543-9051

  PRUDENTIAL SECURITIES                               DEAN WITTER REYNOLDS INC.
      INCORPORATED                                         TWO WORLD TRADE
   ONE NEW YORK PLAZA                                    CENTER--59TH FLOOR
   NEW YORK, NY 10292                                    NEW YORK, NY 10048

D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


                             TERESA KONCICK, ESQ.
                                 P.O. BOX 9051
                           PRINCETON, NJ 08543-9051
                                  COPIES TO:
   LEE B. SPENCER, JR.       NORA M. JORDAN, ESQ.        DOUGLAS LOWE, ESQ.
   ONE NEW YORK PLAZA        450 LEXINGTON AVENUE     DEAN WITTER REYNOLDS INC.
   NEW YORK, NY 10292         NEW YORK, NY 10017           TWO WORLD TRADE
                                                         CENTER--59TH FLOOR
                                                         NEW YORK, NY 10048

The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and will file the Rule 24f-2 Notice for the most recent fiscal year in March, 2001.

Check box if it is proposed that this filing will become effective on March 30, 2001 pursuant to paragraph (b) of Rule 485. /X/
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

                           DEFINED ASSET FUNDS-REGISTERED TRADEMARK-
                           ----------------------------------------------------

                           EQUITY PARTICIPATION SERIES
                           LOW FIVE PORTFOLIO
                           (A UNIT INVESTMENT TRUST)

                           -  DESIGNED FOR CAPITAL APPRECIATION

SPONSORS:
MERRILL LYNCH,             -----------------------------------------------------
PIERCE, FENNER & SMITH     The Securities and Exchange Commission has not
INCORPORATED               approved or disapproved these Securities or passed
PRUDENTIAL SECURITIES      upon the adequacy of this prospectus. Any
INCORPORATED               representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated March 30, 2001.

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Defined Asset Funds-Registered Trademark-
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $195 billion sponsored over the last 30 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
   - Defined Portfolios: We choose the stocks or bonds in advance, so you know what you're investing in.
   - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
   - Ongoing supervision: We monitor each portfolio on an ongoing basis.

No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION ON THIS PROSPECTUS IS AS OF THE EVALUATION DATE, NOVEMBER 30, 2000.

CONTENTS

                                                    PAGE
                                                    ----
Risk/Return Summary...............................    3
What You Can Expect From Your Investment..........    5
  Records and Reports.............................    5
The Risks You Face................................    5
  Concentration Risk..............................    5
  Litigation and Legislation Risks................    5
Selling or Exchanging Units.......................    6
  Sponsors' Secondary Market......................    6
  Selling Units to the Trustee....................    6
How The Fund Works................................    7
  Pricing.........................................    7
  Evaluations.....................................    7
  Expenses........................................    7
  Portfolio Changes...............................    8
  Portfolio Termination...........................    8
  No Certificates.................................    8
  Trust Indenture.................................    8
  Legal Opinion...................................    9
  Auditors........................................    9
  Sponsors........................................    9
  Trustee.........................................   10
  Underwriters' and Sponsors' Profits.............   10
  Public Distribution.............................   10
  Code of Ethics..................................   10
Taxes.............................................   10
Supplemental Information..........................   12
Financial Statements..............................  D-1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1. WHAT IS THE PORTFOLIO'S OBJECTIVE?
 - The objective of this Defined Fund is capital appreciation by investing for a period of about three years in a portfolio consisting of call options on a basket of the five lowest dollar price per share common stocks in the Dow Jones Industrial Average, and U.S. Treasury zero coupon bonds.
 - The Portfolio will not receive any dividend income on the stocks underlying the call options.

 2. WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?
 - This Trust combines options on a basket of the common stocks comprising the Low Five Strategy (as contrasted with separate options on each common stock) with principal protection provided by U.S. Treasury zero coupon bonds.
 - Approximately 82% of the value of the Portfolio consists of U.S. Treasury zero coupon bonds, and 18% consists of the call options.
 - The Low Five Stocks underlying the call options will adjust annually each August, 2001-2002, to continue to reflect the Low Five Strategy. Currently the following issuers are covered by the call options: Philip Morris Companies, Inc., Sears, Roebuck & Co., Goodyear Tire and Rubber Co., Caterpillar, Inc., and General Motors Corp.
 - The call options held by the Trust will provide each unit 100% of the price appreciation (exclusive of dividends) on an investment of $1,000 in the Low Five Stocks for about two years from the date of this prospectus.
 - The U.S. Treasury zero coupon bonds are designed to return $1,000 per unit to you if you hold your units until the termination of the Trust.
 - Each call option is an obligation of, or guaranteed by, a financial institution whose long-term debt or financial strength and claims-paying ability on the intial date of deposit rated AA or better by Standard & Poor's and Aa or better by Moody's. The call options will expire on February 28, 2003.

 3. WHAT INDUSTRY SECTORS ARE REPRESENTED IN THE PORTFOLIO?
   Based upon the principal business of each issuer and current market values, the Low Five Stocks underlying the call options represent the following industry groups:

                                                    APPROXIMATE
                                                      BASKET
                                                    PERCENTAGE
-Oil/Gas-International                                    20%
-Machinery/Construction & Mining                          20
-Forest Products & Papers                                 20
-Tobacco/Food Processing                                  20
-Utility/Telecommunications                               20

 4. WHAT ARE THE SIGNIFICANT RISKS?
   YOU CAN LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
 - If you redeem or sell your units prior to termination of the Trust, the amount you will receive will be affected by the values at that time of the U.S. Treasury zero coupon bonds and of the options.
 - You will be required to include original issue discount relating to the zero coupon bonds in income every year as it accrues, even prior to receiving any cash payments on the bonds.
 - The value of the call options could be adversely affected by changes in the financial condition of the issuers of the options and of the issuers of the Low Five Stocks themselves.
 - The value of the call options will also be adversely affected by decreases in the value and dividend rates of the Low Five Stocks, an increase in interest rates, a reduction in the perceived volatility of the stock market and the remaining time to expiration.
 - The value of a call option does not increase or decrease at the same rate as the underlying stocks (although they move in the same direction). However, as an option approaches its expiration, its value increasingly moves with the price of the Low Five Stocks.
 - The value of the U.S. Treasury zero coupon bonds will be adversely affected by decreases in bond prices and increases in interest rates.
 - Stock prices can be volatile.
 - The Low Five Stocks generally have attributes that have caused them to have lower prices or higher dividend yields than the other DJIA stocks.

   For example:
   -- the issuers may be having financial problems:
   -- the stocks may be out of favor with the market because of weak performance, poor earnings forecasts, negative publicity or litigation/legislation; and
   -- the stock may be reacting to general market cycles.
 - The market factors that caused the relatively low prices and high dividend yields of the stocks may change.

 5. IS THIS FUND APPROPRIATE FOR YOU?
   Yes, if you want capital appreciation and protection from a market correction with upside participation if domestic equity markets increase in price.
   The Portfolio is NOT appropriate for you if you are unwilling to take the risk involved with an equity investment or are unwilling to commit to a two-year investment. It is not appropriate for you if you are seeking current income or if you are not comfortable with the Low Five Strategy.

 6. WHAT ARE THE FUND'S FEES AND EXPENSES?
   This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.

    ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                                     AMOUNT
                                                    PER UNIT
                                                    --------
Trustee's Fee                                        $0.81
Portfolio Supervision,
 Bookkeeping and
 Administrative Fees
 (including updating
 expenses)                                           $1.16
Evaluator's Fee                                      $0.54
Organization Expense                                 $0.20
Other Operating Expenses                             $1.28
                                                     -----
TOTAL                                                $3.99

   The Sponsors historically paid updating expenses.

    INVESTOR FEES
   You will pay an up-front sales fee of approximately 3.50%, reduced as follows for quantity purchases:
   The maximum sales fees are as follows:

                                                    YOUR MAXIMUM
                                                     SALES FEE
                  IF YOU INVEST:                      WILL BE:
                  --------------                    ------------
Less than 250                                             3.50%
250 to 749                                                3.00%
750 to 999                                                2.75%
1,000 or more                                             2.50%

 7. IS THE PORTFOLIO MANAGED?
   Unlike a mutual fund, the Portfolio is not managed and securities are not sold because of market changes. The Sponsors monitor the portfolio and may instruct the Trustee to sell securities under certain limited circumstances. However, given the investment philosophy of the Portfolio, the Sponsors are not likely to do so.

 8. HOW DO I BUY UNITS?
   The minimum investment is $250.
   You can buy units from the Sponsors.

UNIT PRICE PER UNIT                                 $1,045.50
(as of November 30, 2000)

   Unit price is based on the net asset value of the Portfolio plus the sales fee.
   The Portfolio securities are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the securities.

 9. HOW DO I SELL UNITS?
   You may sell your units at any time to the Sponsors or the Trustee for the net asset value determined at the close of business on the date of sale, less the costs of liquidating securities to meet the redemption.

10. HOW ARE DISTRIBUTIONS MADE AND TAXED?
   The Trust will pay no distributions until a reasonable time after the maturity of the U.S. Treasury bonds and the settlement date of the call options.
   You will be required to include original issue discount relating to the zero coupon bonds in income every year as it accrues, prior to the Trust's receipt of cash payments on the zero coupon bonds. Gain or loss recognized by you on a sale of Units, or on the Trust's sale of zero coupon bonds or an interest in the call option, will be capital gain or loss. Counsel is of the opinion that gain or loss recognized by you on the cash settlement of the call option will be capital gain or loss.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

RECORDS AND REPORTS

You will receive:

- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
- annual reports on Portfolio activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INCOME RECEIVED DURING THE YEAR. PLEASE CONTACT YOUR TAX ADVISOR IN THIS REGARD.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be "concentrated" in that industry, which makes the Portfolio less diversified. The Trust is not concentrated in any particular industry.

LITIGATION AND LEGISLATION RISKS

Philip Morris Companies common stock represents approximately 20% of the Low Five Stocks underlying the call options in the Portfolio. Pending or threatened legal proceedings against Philip Morris cover a wide range of matters including product liability and consumer protection. Damages claimed in many of the smoking and health cases alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, unions and similar entities (including a suit filed by the Justice Department in September, 1999) seeking reimbursement for healthcare expenditures, aggregate many billions of dollars.

On November 23, 1998, Philip Morris entered into a Master Settlement Agreement with 46 state governments to settle the asserted and unasserted healthcare cost recovery and certain other claims against them. The Settlement Agreement requires that the domestic tobacco industry make substantial annual payments ranging from $8.4 billion to $11.3 billion, on a several and not joint obligation basis, with each company's share determined by its share of domestic cigarette shipments in the preceding year. The Settlement Agreement also specifies restrictions on advertising and marketing, lobbying activities and has other provisions.

In a Florida class-action lawsuit, commonly designated as the "Engle Trial", plaintiffs were awarded approximately $145 billion in punitive damages with Philip Morris' share set at $74 billion. The tobacco industry has filed notice of appeal and asked the U.S. District Court to take jurisdiction.

Philip Morris believes the Agreement will likely materially adversely affect the business, volume, cash flows and/or operating income and financial position of the company in future years. The degree of the adverse impact will depend, among other things, on the rates of decline in United States cigarette sales in the premium and discount segments, the company's share of the domestic premium and discount cigarette segments, and the effect of any resulting cost advantage of manufacturers not subject to the agreement.

The Sponsors cannot predict the outcome of the litigation pending against Philip Morris or how the current uncertainty concerning the settlement will ultimately be resolved. The Sponsors cannot predict whether these and other possible developments will have a material effect on the price of Philip Morris stock over the term of the Portfolio, which could in turn adversely affect unit prices.

Other than as described above we do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:

  - ADDING the value of the Portfolio Securities, cash and any other Portfolio assets;
  - SUBTRACTING accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any cost of liquidating securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 30 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling we will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution "in kind." If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in-kind.

There could be a delay in paying you for your units:

  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

HOW THE FUND WORKS

PRICING

Units are charged an initial sales fee.

In addition, a portion of the price of a unit also consists of cash to pay all or some of the costs of organizing the Portfolio including:

  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; and the following federal holidays: Columbus Day and Veterans Day). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:

  - for extraordinary services and costs of indemnifying the Trustee and the Sponsor;
  - costs of actions taken to protect the Portfolio and other legal fees and expenses;

  - expenses for keeping the Portfolio's registration statement current; and
  - Portfolio termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 70 CENTS per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Trust. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Trust's registration statement yearly are also now chargeable to the Trust. While this fee may exceed the amount of these costs and expenses attributable to this Trust, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Trustee's, Evaluator's and Sponsors' fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:

  - diversity of the Portfolio;
  - size of the Portfolio relative to its original size;
  - ratio of Portfolio expenses to income; and
  - cost of maintaining a current prospectus.

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in "street name" by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors, the Evaluator and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

  - it fails to perform its duties;
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  - the Sponsors determines that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors without your consent. The resignation or removal of the Trustee or Evaluator becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:

  - remove it and appoint a replacement Sponsor;
  - liquidate the Fund; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)P.O.
Box 9051,
Princeton, NJ 08543-9051
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley
Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048

PRUDENTIAL SECURITIES INCORPORATED (an indirect wholly-owned subsidiary of the Prudential Insurance Company of America)
One New York Plaza,
New York, NY 10292

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Portfolio and the Agent for the Sponsors has each adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Portfolio transactions. Subject to certain conditions, the codes permit employees to invest in Portfolio securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Portfolio and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

TAXES

The following summarizes some of the important income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE TRUST AND YOUR INVESTMENT

The Trust will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each asset in the Trust.

ORIGINAL ISSUE DISCOUNT

The zero coupon bonds will be considered to have been issued at an "original issue discount" for federal income tax purposes. As a result, you will be required to include original issue discount in respect of the zero coupon bonds as it accrues, in accordance with a constant yield method based on a compounding of interest, before the Trust receives cash payments attributable to these income inclusions. Under the constant yield method, you generally will be required to include in income increasingly greater amounts of original issue discount in successive accrual periods. The tax basis of your pro rata share of zero coupon bonds will be increased by the amount of original issue discount that you include in income. However, to the extent that your basis in a zero coupon bond when you purchase a Unit is greater than the bond's original issue price increased by original issue discount that has already accrued on the bond, you will have "acquisition premium," and your original issue discount inclusions will be reduced by the acquisition premium. You should consult your tax advisor in this regard.

GAIN OR LOSS UPON DISPOSITION

When you sell all or part of your Units, or when the Trust sells zero coupon bonds or an interest in the call options, you will generally recognize capital gain or loss. Your gain, however, will generally be ordinary income to the extent of any accrued "market discount." Generally, you will have market discount to the extent that your basis in a zero coupon bond when you purchase a Unit is less than its issue price increased by original issue discount that has already accrued on the bond. You should consult your tax adviser in this regard.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss is long-term if you are considered to have held your investment for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR TAX BASIS IN THE SECURITIES

Your aggregate basis in your pro rata portion of the assets of the Trust will be equal to the cost of your Units, including any sales charge and organizational expenses, adjusted to reflect any accruals of original issue discount and acquisition premium. You should consult your tax adviser in this regard.

EXPENSES

If you are an individual who itemizes deductions, you may deduct your share of expenses, but only to the extent that such amount, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct expenses will be limited further if your adjusted gross income exceeds a specified amount, currently $132,950 ($66,475 for a married person filing separately).

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO
DEFINED ASSET FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS



The Sponsors, Trustee and Holders of Equity Participation Series - Low Five
  Portfolio Defined Asset Funds:

We have audited the accompanying statement of condition of Equity Participation Series - Low Five Portfolio, Defined Asset Funds including the portfolio, as of November 30, 2000 and the related statements of operations and of changes in net assets for the year ended November 30, 2000 and the periods January 1, 1999 to November 30, 1999 and August 1, 1998 to December 31, 1998. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at November 30, 2000 as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Participation Series - Low Five Portfolio, Defined Asset Funds at November 30, 2000 and the results of its operations and changes in its net assets for the above-stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


February 7, 2001 New York, N.Y.

EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO
DEFINED ASSET FUNDS

STATEMENT OF CONDITION
AS OF NOVEMBER 30, 2000


TRUST PROPERTY:
  Investment in marketable securities - at value
    cost $6,125,187 (Note 1)                                                    $5,397,663
  Cash                                                                              34,365
                                                                                    ------

           Total trust property                                                  5,432,028

LESS LIABILITY - Accrued expenses..                                                 21,293
                                                                                    ------

ASSETS, REPRESENTED BY:
  5,350 units of fractional undivided
    interest outstanding (Note 2)                                 $4,556,905
  Undistributed net investment income                                853,830    $5,410,735
                                                                     -------    ----------

UNIT VALUE ($5,410,735/5,350 units)                                              $1,011.35
                                                                                 =========

                       See Notes to Financial Statements.

EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO
DEFINED ASSET FUNDS

STATEMENTS OF OPERATIONS


                                                                       January 1,     August 1,
                                                        Year Ended      1999 to        1998 to
                                                       November 30,   November 30,   December 31,
                                                           2000           1999           1998

INVESTMENT INCOME:
  Accretion income                                      $  369,284    $   601,877    $  323,770
  Trustee's fees and expenses                             (18,819)       (21,058)      (10,419)
  Sponsors' fees                                            (4,905)       (6,768)       (3,317)
                                                        ----------    -----------    ----------

  Net investment income                                    345,560        574,051       310,034
                                                        ----------    -----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized  gain (loss)on securities sold or redeemed     (611,697)      615,699        125,284
  Unrealized appreciation (depreciation) of
    investments                                           (657,405)   (2,498,656)    1,083,960
                                                        ----------    -----------    ----------

  Net realized and unrealized gain (loss) on
    investments                                        (1,269,102)    (1,882,957)    1,209,244
                                                        ----------    -----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $ (923,542)  $(1,308,906)   $1,519,278
                                                        ==========   ===========    ==========

                       See Notes to Financial Statements.

EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO
DEFINED ASSET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                    January 1,       August 1,
                                                     Year Ended       1999 to         1998 to
                                                    November 30,   November 30,     December 31,
                                                        2000           1999             1998

OPERATIONS:
  Net investment income                           $   345,560      $   574,051    $   310,034
  Realized (loss) gain on securities sold or
    redeemed                                        (611,697)         615,699         125,284
  Unrealized appreciation (depreciation) of
    investments                                      (657,405)     (2,498,656)     1,083,960
                                                  -----------      -----------    -----------

  Net increase (decrease) in net assets
    resulting from operations                        (923,542)     (1,308,906)     1,519,278
                                                  -----------      -----------    -----------

CAPITAL SHARE TRANSACTIONS:
  Redemptions of 5,600, 4,825 and 1,400
    units, respectively                           (5,623,582)      (5,808,810)    (1,587,959)
  Deferred organization cost                     -----------      -----------    -----------

NET CAPITAL SHARE TRANSACTIONS                     (5,623,582)     (5,808,810)    (1,588,511)
                                                  -----------      -----------    -----------

NET DECREASE IN NET ASSETS                         (6,547,124)     (7,117,716)       (69,233)

NET ASSETS AT BEGINNING OF PERIOD                  11,957,859       19,075,575     19,144,808
                                                  -----------      -----------    -----------

NET ASSETS AT END OF PERIOD                       $ 5,410,735      $11,957,859    $19,075,575
                                                  ===========      ===========    ===========

PER UNIT:
  Net asset value at end of period                  $1,011.35        $1,092.04      $1,209.23
                                                    =========        =========      =========

TRUST UNITS OUTSTANDING AT END OF PERIOD                5,350           10,950         15,775
                                                        =====           ======         ======

                       See Notes to Financial Statements.

EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO
DEFINED ASSET FUNDS

NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles generally accepted in the United States of America.

(a) Evaluations are determined by an Evaluator on each business day. Neither the Sponsors, the Trustee nor the Evaluator guarantee the enforceability, marketability or price of any securities nor will they be liable for errors in the Evaluator's judgement. The value of the call options, which have no readily ascertainable market value, have been determined in good faith.

(b) The fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

(c) Accretion income is calculated on a constant yield basis and is shown on the Statements of Operations.

2.  NET CAPITAL

Cost of 5,350 units, at Dates of Deposit                        $5,517,015
Less: sales charge                                                 186,566
                                                                   -------
Net amount applicable to Holders                                 5,330,449
Redemption of units - net cost of
  14,900 units, redeemed less redemption amounts                 (309,561)
Realized gain on securities sold or redeemed                       369,329
Transfer from principal (cover expenses)                          (97,508)
Deferred organization cost                                         (8,280)
Net unrealized depreciation of investments                        (727,524)
                                                                  --------

Net capital applicable to Holders                               $4,556,905
                                                                ==========


3.  INCOME TAXES

     As of November 30, 2000, net unrealized depreciation of investments, based on cost for Federal income tax purpose, aggregated $727,524 of which $65,989 related to appreciated securities and $793,513 related to depreciated securities. The cost of investment securities for Federal income tax purposes was $6,125,187 at November 30, 2000.

EQUITY PARTICIPATION SERIES - LOW FIVE PORTFOLIO
DEFINED ASSET FUNDS

PORTFOLIO
AS OF NOVEMBER 30, 2000

Port.                                                     Exercise
No.             Name of Issuer                Shares         Date        Cost Value(1)

Call Options:

1            SwissBank Corp. London         856      2/20/03   $  233,448  $ 106,486
               Branch

2            Swiss Re Financial Products  4,494      2/20/03    1,225,605    559,054
               Corp.                                            ---------    -------


Sub total                                                       1,459,053    665,540


Zero Coupon Bond:

                                       Face         Maturity
                                   Amount Date
3            U.S. Treasury Notes     $5,350,000      2/15/03    4,666,134    4,732,123
                                                                ---------    ---------

Total                                                          $6,125,187   $5,397,663
                                                               ==========   ==========

(1) See footnote 1(a) to the financial statements.

              Defined
            Asset Funds-Registered Trademark-

HAVE QUESTIONS ?                         EQUITY PARTICIPATION SERIES
Request the most                         LOW FIVE PORTFOLIO
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Chase Manhattan Bank                 investment company filed with the
1-800-323-1508                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-05685) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                     11300--3/01

                       CONTENTS OF REGISTRATION STATEMENT

The Registration Statement on Form S-6 comprises the following papers and documents:

    The facing sheet of Form S-6.

    The Cross-Reference Sheet (incorporated by reference to the Cross-Reference Sheet to the Registration Statement of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

    The Prospectus.

    Additional Information not included in the Prospectus (Part II).

The following exhibits:

 1.1            -- Form of Trust Indenture (incorporated by reference to Exhibit
                1.1 to the Registration Statement of Equity Income Fund, Select
                   S&P Industrial Portfolio 1997 Series A. 1933 Act File No.
                   33-05683.
 1.1.1          -- Form of Standard Terms and Conditions of Trust Effective
                October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund,
                   Multistate Series--48, 1933 Act File No. 33-50247).
 1.11.1         -- Merrill Lynch Code of Ethics (incorporated by reference to
                Exhibit 1.11.1 to Post-Effective Amendment No. 2 to the
                   Registration Statement of Equity Participation Series, Low
                   Five Portfolio, Defined Asset Funds, 1933 Act File No.
                   333-05685).
 1.11.2 -- Equity Investor Fund Code of Ethics (incorporated by reference to Exhibit 1.11.2 to Post-Effective Amendment No. 2 to the
                   Registration Statement of Equity Participation Series, Low
                   Five Portfolio, Defined Asset Funds, 1933 Act File No.
                   333-05685).
 1.2 -- Form of Master Agreement Among Underwriters (incorporated by reference to Exhibit 1.2 to the Registration Statement of The
                   Corporate Income Fund, One Hundred Ninety-Fourth Monthly
                   Payment Series, 1933 Act File No. 2-90925).
 3.1 -- Opinion of counsel as to the legality of the securities being issued including their consent to the use of their names under the heading "How The Fund Works--Legal Opinion" in the
                   Prospectus.
 5.1            -- Consent of independent accountants.
 9.1            -- Information Supplement (incorporated by reference to Exhibit
                9.1 to the Registration Statement of Equity Investor Fund,
                   Exchange Series AT&T Shares-2, 1933 Act File No. 2-87566).

                          EQUITY PARTICIPATION SERIES
                               LOW FIVE PORTFOLIO
                              DEFINED ASSET FUNDS

                                   SIGNATURES

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, EQUITY PARTICIPATION SERIES, LOW FIVE PORTFOLIO, DEFINED ASSET FUNDS, CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 28TH DAY OF MARCH, 2001.

                  SIGNATURES APPEAR ON PAGE R-3, R-4 AND R-5.

    A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

    A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

    A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR

By the following persons, who constitute    Powers of Attorney have been filed
  a majority of                                            under
  the Board of Directors of Merrill         Form SE and the following 1933 Act
  Lynch, Pierce,                                            File
  Fenner & Smith Incorporated:                      Number: 333-70593

     HERBERT M. ALLISON, JR.
     GEORGE A. SCHIEREN
     JOHN L. STEFFENS

     JAY M. FIFE
      (As authorized signatory for Merrill Lynch, Pierce,
      Fenner & Smith Incorporated and
      Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR

By the following persons, who constitute a majority of                  Powers of Attorney
  the Board of Directors of Prudential Securities                         have been filed
  Incorporated:                                                           under Form SE and
                                                                          the following 1933
                                                                          Act File Numbers:
                                                                          33-41631 and
                                                                          333-15919

     ROBERT C. GOLDEN
     ALAN D. HOGAN
     A. LAURENCE NORTON, JR.
     LELAND B. PATON
     VINCENT T. PICA II
     MARTIN PFINSGRAFF
     HARDWICK SIMMONS
     LEE B. SPENCER, JR.
     BRIAN M. STORMS

     By RICHARD R. HOFFMANN
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR

By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Numbers: 33-17085,
  Reynolds Inc.:                            333-13039, 333-47553, 333-89005,
                                            333-39302 and 333-53964

     BRUCE F. ALONSO
     STEPHEN S. CRAWFORD
     JAMES F. HIGGINS
     JOHN J. MACK
     DONALD G. KEMPF, JR.
     MITCHELL M. MERIN
     STEPHEN R. MILLER
     PHILIP J. PURCELL
     JOHN H. SCHAEFER
     ROBERT G. SCOTT
     JOSEPH G. SINISCALCHI

     By MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)